SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 18, 2004

                   INFINITY PROPERTY AND CASUALTY CORPORATION
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             (Exact name of registrant as specified in its charter)

       Ohio                   000-50167                      03-0483872
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 (State or other         (Commission File No.)            (IRS Employer
 jurisdiction of                                          Identification No. )
 incorporation)

                 2204 Lakeshore Drive, Birmingham, Alabama 35209
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               (Address of principal executive offices) (Zip Code)

                                 (205) 870-4000
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              (Registrant's telephone number, including area code)
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Item 5. Other Events and Required FD Disclosure.

      On February 18, 2004, the Registrant issued the press release attached as
Exhibit 99.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits

Press release dated February 18, 2004
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INFINITY PROPERTY AND CASUALTY
                                                       CORPORATION

Date: February 18, 2004                    By: /s/ Samuel J. Simon
                                               --------------------------
                                           Name:  Samuel J. Simon
                                           Title: Senior Vice President,
                                                  General Counsel and Secretary